UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

Tortoise North American Energy
Independence Fund

Institutional Class (TNPIX)
Investor Class (TNPTX)
C Class (TNPCX)

2014 Annual Report
November 30, 2014

2	2014 Annual Report

December 31, 2014

Dear fellow shareholders,

The broad energy sector, including oil and gas producers, had a strong first three quarters of the fiscal year ending Nov. 30, 2014, benefiting from robust volumes of oil and natural gas being produced out of North American shales. However, energy stocks, and oil and gas producers in particular, retreated significantly in the fourth quarter as investors reacted to the drop in crude oil prices.

Factors pressuring oil prices included increasing global supply, particularly out of Libya, where production had been offline due to political strife, slowing global demand growth and a strengthening U.S. dollar. In addition, during the last week of the fund’s fiscal year, oil prices fell sharply following the Organization of the Petroleum Exporting Countries’ (OPEC) Nov. 27 announcement that it would not cut current crude oil production levels.

Despite challenges in the energy sector, which emerged as the worst-performing sector for the fiscal year, broader equity market performance was solid during the period, with the S&P 500 Index® reaching record highs. The U.S. economy expanded during the year, with a steady stream of upbeat data reflecting continued healthy domestic economic growth. However, the global economy continued to struggle, with weakness particularly in Europe and Asia.

Oil and gas production sector update

Oil and gas producers dramatically underperformed the broader equity market in fiscal 2014. For the period ending Nov. 30, 2014, the Tortoise North American Oil and Gas Producers IndexSM returned -17.5 percent for the fiscal year, compared to the S&P 500 Index’s 16.9 percent total return for the same period. The fourth fiscal quarter returns for the indices were -30.1 percent and 3.7 percent, respectively. Despite their strong showing earlier in the year, their overall performance for the fiscal year was negatively affected by the price of crude oil. WTI (West Texas Intermediate) fell approximately 50 percent from its July 23 peak of $107.62 per barrel, closing the fiscal year at $66.15 per barrel. Prices continued to decline through December.

Despite lower crude oil prices, total U.S. crude oil production remained robust, averaging an estimated 8.6 million barrels per day (MMbbl/d) in 2014, with 2015 production estimated to average 9.3 MMbbl/d.1 A majority of the increase is expected to come out of the premier North American oil shales – the Bakken, the Eagle Ford and the Permian. The current crude oil supply/demand imbalance is expected to improve beginning in the second half of 2015, when demand for crude oil typically increases while the pace of supply growth is expected to slow.

Meanwhile, natural gas production also has been strong, despite lower prices as well, with volumes in 2014 reaching an estimated 70.0 billion cubic feet per day (Bcf/d).1 Price fluctuations were driven largely by seasonal demand. Natural gas opened the fiscal year at $3.79 per million British thermal units (MMBtu), peaked at $7.92 per MMBtu on Mar. 4 as a colder-than-usual winter gripped much of the nation, then normalized as inventories were rebuilt over the summer. Natural gas closed the fiscal year at $4.24 per MMBtu, and prices continued to decline through December.

Concluding thoughts

In our view, when commodity prices move lower, location of assets becomes even more critical. We have constructed the fund’s portfolio to operate in multiple commodity price environments, anchored in producers that, in our view, are located in the best oil and gas fields in North America. Furthermore, we believe that the laws of economics will prevail. Lower prices may discourage short-term production growth but may also spur demand. We anticipate that will drive prices in the other direction, and the cycle will continue. We think that over the long term, prices will return to a range that is economical for production to continue broadly.

Despite recent volatility, it is particularly noteworthy that North America is now a major, relevant global energy player, with the ability to better control our national security and with significant production potential for generations to come, though at a slower pace in the near term. We believe that the Tortoise North American Energy Independence Fund offers an attractive long-term investment opportunity despite current headwinds.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy
Independence Fund

1 Energy Information Administration, Dec. 2014

Table of contents

Fund information	3

Performance discussion	5

Expense example	7

Financial statements	8

Notes to financial statements	14

Report of independent registered
public accounting firm	18

Trustees and officers	19

Additional information	20

Contacts	23

(unaudited)
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	3

Fund information at November 30, 2014

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional	Investor	C Class
Ticker	TNPIX	TNPTX	TNPCX
Net expense ratio[1]	1.11%	1.36%	2.11%
Redemption fee	None	None	None
Maximum front-end
sales load	None[2]	5.75%[3]	None[2]
Maximum deferred
sales load	None	None[4]	1.00%[5]

[1]	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through May 31, 2015.

[2]	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.

[3]	Investors may qualify for sales charge discounts if they invest at least $50,000.

[4]	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

[5]	The C Class CDSC applies to redemptions made within 12 months of purchase.

Investment features

Before investing in the fund, investors should consider their investment goals, time horizons and risk tolerance. The fund may be an appropriate investment for investors who are seeking:

Differentiated access. Exposure to North American oil and gas production companies

Growth opportunities. Targeting long-term total return through North American shale production growth potential

Portfolio footprint. Exposure to multiple basins across North America

Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors. A leading and pioneering energy investment firm

Top ten holdings (% of long-term investments)
1.	EOG Resources, Inc.	10.3%
2.	Anadarko Petroleum Corp.	9.8%
3.	Pioneer Natural Resources Co.	9.7%
4.	EQT Corp.	7.4%
5.	Suncor Energy Inc.	6.8%
6.	Noble Energy, Inc.	5.5%
7.	Occidental Petroleum Corp.	5.1%
8.	Cimarex Energy Co.	5.0%
9.	Concho Resources Inc.	4.6%
10.	Range Resources Corp.	4.2%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●Production volume growth potential over many years

●Substantial acreage interests in premier North American oil and gas reservoirs, including shale

●High quality, financially disciplined management teams

●Total return potential

Portfolio company underlying asset mix

By 2014e commodity mix1

By 2014e geographic production mix1

1 Based on 2014 expected production of the underlying companies in the fund’s portfolio as of 11/30/2014. There is no guarantee that these expectations will be met.

(unaudited)
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

4	2014 Annual Report

Mutual fund investing involves risk. Principal loss is possible. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with North American energy investments, including upstream energy companies, pipeline companies, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The fund may invest up to 25% in MLPs. The tax benefits received by an investor investing in the fund differs from that of a direct investment in an MLP by an investor. The value of the fund’s investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may also write call options that may limit the fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). Returns include reinvested distributions and dividends. You may not directly invest in an index.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	5

Performance discussion (unaudited)

A number of factors drove the fund’s asset performance during the fiscal year:

●It was a difficult fiscal year for oil and gas producers that struggled in the wake of sharply falling crude oil prices, particularly in the fourth quarter. As such, the fund’s dedicated focus on oil and gas producers hurt absolute performance.

●There were some bright spots within the fund’s relative performance, however. Its strategic focus on key basins, particularly in the Eagle Ford and the Marcellus, helped relative performance for both the fiscal year and the challenging fourth fiscal quarter.

●Natural gas producers fared better than liquids producers in the fourth fiscal quarter as crude oil prices declined sharply. The fund’s overweight allocation to natural gas producers in the Marcellus helped relative performance as these producers weren’t as affected by the decline in crude oil prices.

This is our annual report and reflects the period from Dec. 1, 2013 through Nov. 30, 2014. The performance of Tortoise North American Energy Independence Fund was as follows:

Total returns
			Since	Gross
Ticker	Class	1 year	inception[1]	expense ratio
TNPIX	Institutional	-14.12%	-0.59%	6.15%
TNPTX	Investor (excluding load)	-14.39%	-0.83%	6.40%
TNPTX	Investor (maximum load)	-19.29%	-4.29%	6.40%
TNPCX	C Class (excluding CDSC)	-14.99%	-1.55%	7.15%
TNPCX	C Class (including CDSC)	-15.84%	-1.55%	7.15%
S&P 500 Index® [2]		16.86%	20.82%	—

[1]	Reflects period from fund inception on April 1, 2013 through Nov. 30, 2014.

[2]	The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-TCA-FUND (855-822-3863).

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

6	2014 Annual Report

Value of $1,000,000 vs. S&P 500 Index® (unaudited)

Since inception on April 1, 2013 through November 30, 2014

This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 1, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on April 1, 2013 through November 30, 2014. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 – November 30, 2014).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher

	Beginning	Ending	Expenses Paid
Tortoise North American Energy	Account Value	Account Value	During Period[1]
Independence Fund	(06/01/14)	(11/30/14)	(06/01/14 to 11/30/14)
Institutional Class Actual[2]	$1,000.00	$736.10	$4.79
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.55	$5.57
Investor Class Actual[2]	$1,000.00	$734.70	$5.87
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.30	$6.83
C Class Actual[2]	$1,000.00	$732.30	$9.12
C Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.54	$10.61

[1]	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
[2]	Based on the actual returns for the six-month period ended November 30, 2014 of (26.39)%, (26.53)% and (26.77)% for the Institutional Class, Investor Class and C Class, respectively.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

8	2014 Annual Report

Schedule of Investments
November 30, 2014

	Shares	Fair Value
Common Stock — 98.6%[1]

United States Natural Gas Pipelines — 7.3%[1]
EQT Corp.	12,107	$1,101,495

Canada Oil & Gas Production — 6.7%[1]
Suncor Energy Inc.	32,173	1,016,345

United States Oil & Gas Production — 84.6%[1]
Anadarko Petroleum Corp.	18,612	1,473,140
Antero Resources Corp.[2]	10,630	498,760
Apache Corp.	2,982	191,116
Carrizo Oil & Gas, Inc.[2]	10,385	409,792
Chesapeake Energy Corp.	26,068	528,138
Cimarex Energy Co.	7,057	740,632
Concho Resources Inc.[2]	7,277	693,134
Continental Resources, Inc.[2]	12,195	499,751
Energen Corp.	7,236	432,134
EOG Resources, Inc.	17,691	1,534,164
EP Energy Corp.[2]	11,800	126,142
Hess Corp.	4,244	309,515
Kodiak Oil & Gas Corp.[2]	36,606	268,322
Laredo Petroleum Holdings, Inc.[2]	16,375	171,119
Marathon Oil Corp.	13,146	380,182
Newfield Exploration Co.[2]	15,727	428,246
Noble Energy, Inc.	16,668	819,732
Occidental Petroleum Corp.	9,511	758,692
Pioneer Natural Resources Co.	10,143	1,452,782
Range Resources Corp.	9,467	621,509
Rice Energy Inc.[2]	6,576	163,742
RSP Permian, Inc.[2]	6,464	140,657
Whiting Petroleum Corp.[2]	4,844	202,334
		12,843,735
Total Common Stock
(Cost $18,438,122)		14,961,575

Short-Term Investment — 21.2%[1]

United States Investment Company — 21.2%[1]
Fidelity Institutional Money Market
Portfolio, 0.05%[3]
(Cost $3,211,209)	3,211,209	$3,211,209

Total Investments — 119.8%[1]
(Cost $21,649,331)		18,172,784
Liabilities in Excess of Other Assets,
Net — (19.8%)[1]		(2,997,428)
Total Net Assets — 100.0%[1]		$15,175,356

1 Calculated as a percentage of net assets.
2 Non-income producing security.
3 Rate indicated is the current yield as of November 30, 2014.

See accompanying Notes to Financial Statements.
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	9

Statement of Assets & Liabilities
November 30, 2014

Assets:
Investments, at fair value (cost $21,649,331)	$18,172,784
Dividends receivable	3,710
Receivable for capital shares sold	298
Receivable for Adviser expense reimbursement	26,910
Prepaid expenses	8,910
Total assets	18,212,612
Liabilities:
Payable for investment securities purchased	2,864,959
Payable for capital shares redeemed	90,773
Payable to Adviser	10,577
Payable for fund administration & accounting fees	14,613
Payable for compliance fees	2,002
Payable for custody fees	1,601
Payable for transfer agent fees & expenses	9,147
Payable to trustees	311
Accrued expenses	40,741
Accrued distribution fees	2,532
Total liabilities	3,037,256
Net Assets	$15,175,356
Net Assets Consist of:
Capital stock	$17,933,443
Undistributed net realized gain on investments	718,460
Net unrealized depreciation of investments	(3,476,547)
Net Assets	$15,175,356

	Institutional	Investor
	Class	Class	C Class
Net Assets	$13,256,601	$958,549	$960,206
Shares issued and
outstanding[1]	1,339,484	97,203	98,589
Net asset value,
redemption price
and minimum
offering price
per share	$9.90	$9.86	$9.74
Maximum offering
price per share
($9.86/0.9425)	N/A	$10.46	N/A

1 Unlimited shares authorized

Statement of Operations
For the Year Ended November 30, 2014

Investment Income:
Dividends from common stock	$113,000
Less: foreign taxes withheld	(2,172)
Net dividend income from common stock	110,828
Dividends from money market mutual funds	126
Total investment income	110,954
Expenses:
Advisory fees (See Note 5)	147,541
Fund administration & accounting fees (See Note 5)	88,212
Federal & state registration fees	51,853
Transfer agent fees & expenses (See Note 5)	51,389
Audit & tax fees	39,899
Compliance fees (See Note 5)	12,003
Legal fees	11,501
Shareholder communication fees	11,323
Custody fees (See Note 5)	9,891
Trustee fees (See Note 5)	9,186
Other	5,155
Distribution fees (See Note 6):
Investor Class	2,431
C Class	10,653
Total expenses before reimbursement	451,037
Less: expense reimbursement by Adviser	(247,017)
Net expenses	204,020
Net Investment Loss	(93,066)
Realized and Unrealized Gain (Loss)
of Investments and Translations
of Foreign Currency:
Net realized gain on investments, including
foreign currency gain (loss)	815,147
Net change in unrealized depreciation
of investments and translations
of foreign currency	(3,613,051)
Net Realized and Unrealized Loss on
Investments and Translations of
Foreign Currency	(2,797,904)
Net Decrease in Net Assets Resulting
from Operations	$(2,890,970)

See accompanying Notes to Financial Statements.
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

10	2014 Annual Report

Statement of Changes in Net Assets

		Period from
	Year Ended	April 1, 2013[1] to
	November 30, 2014	November 30, 2013
Operations
Net investment loss	$(93,066)	$(20,792)
Net realized gain on investments, including foreign currency gain (loss)	815,147	21,953
Net change in unrealized appreciation (depreciation) on investments
and translations of foreign currency	(3,613,051)	136,504
Net increase (decrease) in net assets resulting from operations	(2,890,970)	137,665
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	9,050,009	14,261,150
Proceeds from reinvestment of distributions	3,568	—
Payments for shares redeemed	(7,374,085)	(330,633)
Increase in net assets from Institutional Class transactions	1,679,492	13,930,517
Investor Class:
Proceeds from shares sold	1,794,404	392,263
Proceeds from reinvestment of distributions	67	—
Payments for shares redeemed	(1,006,876)	—
Increase in net assets from Investor Class transactions	787,595	392,263
C Class:
Proceeds from shares sold	553,286	797,842
Proceeds from reinvestment of distributions	179	—
Payments for shares redeemed	(208,554)	—
Increase in net assets from C Class transactions	344,911	797,842
Net increase in net assets resulting from capital share transactions	2,811,998	15,120,622
Distributions to Shareholders
From net realized gains
Institutional Class	(3,624)	—
Investor Class	(120)	—
C Class	(215)	—
Total distributions to shareholders	(3,959)	—
Total Increase (Decrease) in Net Assets	(82,931)	15,258,287
Net Assets
Beginning of period	15,258,287	—
End of period	$15,175,356	$15,258,287

1 Inception date of the Fund.

See accompanying Notes to Financial Statements.
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	11

Financial Highlights

	Institutional Class
		Period from
	Year Ended	April 1, 2013[1] to
	November 30, 2014	November 30, 2013
Per Common Share Data[2]
Net asset value, beginning of period	$11.53	$10.00
Investment operations:
Net investment loss	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments and translations
of foreign currency	(1.58)	1.54
Total from investment operations	(1.63)	1.53
Less distributions from:
Net investment income	—	—
Net realized gains	— [3]	—
Total distributions	—	—
Net asset value, end of period	$9.90	$11.53
Total Return[4]	(14.12)%	15.30%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$13,257	$14,017
Ratio of expenses to average net assets:
Before expense reimbursement[5]	2.52%	6.14%
After expense reimbursement[5]	1.10%	1.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement[5]	(1.88)%	(5.50)%
After expense reimbursement[5]	(0.46)%	(0.46)%
Portfolio turnover rate[4]	73%	21%

1 Inception date of the Fund.
2 For an Institutional Class Share outstanding for the entire period.
3 Amount per share is less than $0.01.
4 Not annualized for periods less than one year.
5 Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

12	2014 Annual Report

Financial Highlights (continued)

	Investor Class
		Period from
	Year Ended	April 1, 2013[1] to
	November 30, 2014	November 30, 2013
Per Common Share Data[2]
Net asset value, beginning of period	$11.52	$10.00
Investment operations:
Net investment loss	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments and translations
of foreign currency	(1.59)	1.55
Total from investment operations	(1.66)	1.52
Less distributions from:
Net investment income	—	—
Net realized gains	— [3]	—
Total distributions	—	—
Net asset value, end of period	$9.86	$11.52
Total Return[4,5]	(14.39)%	15.20%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$959	$404
Ratio of expenses to average net assets:
Before expense reimbursement[6]	2.77%	6.39%
After expense reimbursement[6]	1.35%	1.35%
Ratio of net investment loss to average net assets:
Before expense reimbursement[6]	(2.13)%	(5.75)%
After expense reimbursement[6]	(0.71)%	(0.71)%
Portfolio turnover rate[5]	73%	21%

1 Inception date of the Fund.
2 For an Investor Class Share outstanding for the entire period.
3 Amount per share is less than $0.01.
4 Total return does not reflect sales charges.
5 Not annualized for periods less than one year.
6 Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	13

Financial Highlights (continued)

	C Class
		Period from
	Year Ended	April 1, 2013[1] to
	November 30, 2014	November 30, 2013
Per Common Share Data[2]
Net asset value, beginning of period	$11.46	$10.00
Investment operations:
Net investment loss	(0.16)	(0.06)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(1.56)	1.52
Total from investment operations	(1.72)	1.46
Less distributions from:
Net investment income	—	—
Net realized gains	— [3]	—
Total distributions	—	—
Net asset value, end of period	$9.74	$11.46
Total Return[4,5]	(14.99)%	14.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$960	$837
Ratio of expenses to average net assets:
Before expense reimbursement[6]	3.52%	7.14%
After expense reimbursement[6]	2.10%	2.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement[6]	(2.88)%	(6.50)%
After expense reimbursement[6]	(1.46)%	(1.46)%
Portfolio turnover rate[5]	73%	21%

1 Inception date of the Fund.
2 For a C Class Share outstanding for the entire period.
3 Amount per share is less than $0.01.
4 Total return does not reflect sales charges.
5 Not annualized for periods less than one year.
6 Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

14	2014 Annual Report

Notes to Financial Statements
November 30, 2014

1. Organization

Tortoise North American Energy Independence Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a strong presence in North American oil or gas reservoirs, including shale. The Fund commenced operations on April 1, 2013.

The Fund offers three classes of shares: the Investor Class, the Institutional Class and the C Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. During the year ended November 30, 2014, the Fund increased undistributed net investment income by $93,066, decreased undistributed net realized gain by $93,889 and increased paid-in capital by $823.

Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of income, expenses and gains/losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	15

Notes to Financial Statements (continued)

3. Securities valuation

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common stock	$14,961,575	$—	$—	$14,961,575
Short-term investment	3,211,209	—	—	3,211,209
Total investments
in securities	$18,172,784	$—	$—	$18,172,784

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2014, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

4. Concentration risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5.	Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.10%, 1.35%, and 2.10% of average daily net assets of the Fund’s, Institutional Class shares, Investor Class shares and C Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

16	2014 Annual Report

Notes to Financial Statements (continued)

reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least May 31, 2015. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2016	$194,459
11/30/2017	247,017

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended November 30, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the year ended November 30, 2014, the Investor Class incurred expenses of $2,431 and the C Class incurred expenses of $10,653 pursuant to the Plan.

7. Capital share transactions

	For the	For the
	Year Ended	Period Ended
TRANSACTIONS IN SHARES:	November 30, 2014	November 30, 2013[1]
Institutional Class:
Shares sold	726,176	1,243,768
Shares issued to holders in reinvestment
of distributions	305	—
Shares redeemed	(602,316)	(28,449)
Increase in Institutional Class shares
outstanding	124,165	1,215,319
Investor Class:
Shares sold	142,049	35,055
Shares issued to holders in reinvestment
of distributions	6	—
Shares redeemed	(79,907)	—
Increase in Investor Class shares outstanding	62,148	35,055
Class C:
Shares sold	43,195	73,037
Shares issued to holders in reinvestment
of distributions	15	—
Shares redeemed	(17,658)	—
Increase in C Class shares outstanding	25,552	73,037
Net increase in shares outstanding	211,865	1,323,411

1Inception date of the Fund was April 1, 2013.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	17

Notes to Financial Statements (continued)

8. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended November 30, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$14,699,222	$12,336,541

9. Federal tax information

As of November 30, 2014, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$21,706,699
Gross unrealized appreciation	60,222
Gross unrealized depreciation	(3,594,137)
Net unrealized depreciation	(3,533,915)
Undistributed ordinary income	670,889
Undistributed long-term capital gain	104,939
Total distributable earnings	775,828
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$(2,758,087)

As of November 30, 2014, the Fund had no capital loss carryforwards.

During the year ended November 30, 2014, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains	Total
$3,959	$ —	$3,959

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

During the period ended November 30, 2013, the Fund paid no distributions to shareholders.

10. Control ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2014, National Financial Services, LLC, for the benefit of its customers, owned 61.7% of the outstanding shares of the Fund.

11. Subsequent events

On December 23, 2014, the Fund paid a distribution to the Institutional Class in the amount of $652,727, or $0.613 per share, the Investor Class in the amount of $61,993, or $0.613 per share, and the C Class in the amount of $61,130, or $0.613 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

18	2014 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise North American Energy Independence Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tortoise North American Energy Independence Fund (one of the portfolios constituting the Managed Portfolio Series (the Fund)) as of November 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Energy Independence Fund at November 30, 2014, the results of its operations for the year ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

January 29, 2015

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	19

Trustees and Officers (unaudited)
November 30, 2014

			Number of		Other
			Portfolios		Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Trustee	Indefinite Term; Since April 2011	26	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Trustee	Indefinite Term; Since April 2011	26	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present).
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Indefinite Term; Since April 2011	26	Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since April 2011	26	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Insurance Trust (7 Portfolios) (2006-Present).
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chairman and Trustee	Indefinite Term; Since January 2011	26	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term; Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 43	Secretary	Indefinite Term; Since January 2011	N/A	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010); Assistant Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2004-2007).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

20	2014 Annual Report

Additional Information (unaudited)

Availability of fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified dividend income/dividends received deduction

For the fiscal year ended November 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 99.83% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2014 was 99.83% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 87(k)(2)(c) was 100.00%.

Privacy notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Annual Report	23

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND (855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

            Investment Adviser to
            Tortoise North American Energy Independence Fund

            11550 Ash Street, Suite 300
            Leawood, KS 66211

            www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2014 and November 30, 2013, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$26,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$10,450	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	$10,450	$0
Registrant’s Investment Adviser	$130,100	$70,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 6, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 6, 2015

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 6, 2015

* Print the name and title of each signing officer under his or her signature.